                         ONE GROUP(R) INVESTMENT TRUST

                                   PROSPECTUS
                        Supplement dated January 1, 2000
                       to Prospectus dated March 31, 1999

This supplement reflects a change in the administrator and the transfer agent for the One Group Investment Trust (the "Trust") as well as a change in the address and phone number for obtaining additional information about the Trust. Effective January 1, 2000, One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43240 will serve as administrator for the Trust. One Group Administrative Services is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation. In addition, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 will serve as transfer agent for the Trust. You can obtain further information concerning the Trust (including free copies of the semiannual/annual reports for the Trust or the Statement of Additional Information) by calling 1 800-480-4111 or by writing the Trust at:

              One Group Investment Trust
              1111 Polaris Parkway, Suite B2
              Columbus, Ohio 43240

Questions regarding your variable annuity or variable life contract should be directed to the address and phone number indicated in the prospectuses and other documents that you received when you purchased your variable annuity or variable life product.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE